SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2011

DOVER CORPORATION
(Exact Name of Registrant as Specified in Charter)

State of Delaware (State or Other Jurisdiction of Incorporation)	1-4018 (Commission File Number)	53-0257888 (I.R.S. Employer Identification No.)

3005 Highland Parkway, Suite 200, Downers Grove, Illinois (Address of Principal Executive Offices)	60515 (Zip Code)
(630) 541-1540
(Registrant’s telephone number, including area code)
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On February 22, 2011, Dover Corporation (the “Company”) expects to issue $450,000,000 aggregate principal amount of 4.300% notes due 2021 (the “2021 Notes”) and $350,000,000 aggregate principal amount of 5.375% notes due 2041 (the “2041 Notes” and, collectively with the 2021 Notes, the “Notes”). The Notes will be issued under an indenture dated as of February 8, 2001 entered into between the Company and The Bank of New York Mellon, as Trustee (as successor to Bank One Trust Company, N.A. and J.P. Morgan Trust Company National Association) (the “Trustee”), as amended and supplemented by a first supplemental indenture dated as of October 13, 2005 between the Company and the Trustee, a second supplemental indenture dated as of March 14, 2008 (the “Second Supplemental Indenture”) between the Company and the Trustee and a third supplemental indenture dated as of February 22, 2011 (the “Third Supplemental Indenture”) between the Company and the Trustee.
     In connection with the issuances of the Notes, on February 16, 2011, the Company entered into a pricing agreement (the “Pricing Agreement”) with Goldman, Sachs & Co., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”). The Company also entered an underwriting agreement dated February 16, 2011 with the representatives (the “Underwriting Agreement”), the provisions of which are incorporated by reference into the Pricing Agreement.
     The Notes are being offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-172299) and a related preliminary prospectus supplement dated February 16, 2011, prospectus supplement dated February 16, 2011 (the “Prospectus Supplement”) and the Company’s prospectus dated February 16, 2011 (together with the Prospectus Supplement, the “Prospectus”). The material terms of the Notes are described in the Prospectus.
     Interest on the Notes is payable semi-annually on March 1 and September 1, commencing September 1, 2011, to holders of record on the preceding February 15 or August 15, as the case may be. Interest on the Notes will accrue from February 22, 2011. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.
     The 2021 Notes will mature on March 1, 2021 and the 2041 Notes will mature on March 1, 2041.
     The Notes will be the Company’s senior unsecured debt obligations and will rank on parity with all of its other senior unsecured indebtedness.
     In connection with the offering, Joseph W. Schmidt, Esq., the Company’s Vice President, General Counsel and Secretary, has provided the Company with the opinion regarding legality of the Notes attached to this report as Exhibit 5.1.
     For a complete description of the terms and conditions of the Underwriting Agreement, the Pricing Agreement and the Notes, please refer to such agreements, the Third Supplemental Indenture, the form of 2021 Note and the form of 2041 Note, which are incorporated herein by reference and attached to this report as Exhibits 1.1, 1.2, 4.1, 4.2 and 4.3.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibits are filed as part of this report:

Exhibit 1.1	Underwriting Agreement, dated February 16, 2011, between Dover Corporation and, as to the issuance and sale of the Notes, the Underwriters

Exhibit 1.2	Pricing Agreement, dated February 16, 2011, between Dover Corporation and the Underwriters

Exhibit 4.1	Third Supplemental Indenture, dated February 22, 2011, between Dover Corporation and the Trustee

Exhibit 4.2	Form of Global Note representing the 4.300% Notes due 2021 ($450,000,000 aggregate principal amount)

Exhibit 4.3	Form of Global Note representing the 5.375% Notes due 2041 ($350,000,000 aggregate principal amount)

Exhibit 5.1	Opinion of Joseph W. Schmidt, Esq., Vice President, General Counsel and Secretary of Dover Corporation, with respect to legality of the Notes

Exhibit 23.1	Consent of Joseph W. Schmidt, Esq., Vice President, General Counsel and Secretary of Dover Corporation (set forth in Exhibit 5.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2011	DOVER CORPORATION (Registrant)
	By:	/s/ Joseph W. Schmidt
Joseph W. Schmidt, Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Number	Exhibit
1.1	Underwriting Agreement, dated February 16, 2011, between Dover Corporation and, as to the issuance and sale of the Notes, the Underwriters

1.2	Pricing Agreement, dated February 16, 2011, between Dover Corporation and the Underwriters

4.1	Third Supplemental Indenture, dated February 22, 2011, between Dover Corporation and the Trustee

4.2	Form of Global Note representing the 4.300% Notes due 2021 ($450,000,000 aggregate principal amount)

4.3	Form of Global Note representing the 5.375% Notes due 2041 ($350,000,000 aggregate principal amount)

5.1	Opinion of Joseph W. Schmidt, Esq., Vice President, General Counsel and Secretary of Dover Corporation, with respect to legality of the Notes

23.1	Consent of Joseph W. Schmidt, Esq., Vice President, General Counsel and Secretary of Dover Corporation (set forth in Exhibit 5.1)